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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 1999 included in CB Richard Ellis Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998; and to all references to our Firm included in this Registration Statement.



                                                        /s/ARTHUR ANDERSEN LLP


Los Angeles, California
May 14, 1999